Cash and Cash Equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Cash and Cash Equivalents [Abstract]
Cash at banks		$ 7,805,859	$ 3,344,196
- Time deposit		832,923	435,545
- Demand deposit		6,972,936	2,908,651
Other liquid assets	[1]		1,804,661
Total		$ 7,805,859	$ 5,148,857

[1]	The Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents. As of December 31, 2024, this includes investments in money market funds and similar liquid instruments which are classified as Level 1 investments. These investments are readily convertible to known amounts of cash and carry an insignificant risk of changes in value.